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                        STRONG SCHAFER VALUE FUND, INC.

                     SUPPLEMENT DATED SEPTEMBER 26, 1997 TO
                       PROSPECTUS DATED FEBRUARY 1, 1997


        On September 7, 1997, Schafer Capital Management, Inc. (the "Advisor") and Strong Capital Management, Inc. ("Strong") entered into a Limited Liability Company Agreement (the "LLC Agreement") forming Strong Schafer Capital Management, L.L.C. (the "LLC"). The LLC Agreement contemplates that the Advisor, subject to obtaining necessary regulatory approvals, including without limitation approval of the Fund's shareholders, will cause the LLC to become the investment adviser to the Fund. The LLC Agreement further provides that each of the Advisor and Strong shall be members of the LLC, with the Advisor as the managing member, and grants to Strong an option pursuant to which Strong may purchase the Advisor's interest in the LLC which is first exercisable on January 10, 2001, or earlier in the event of certain other circumstances.

        These changes will not affect the current investment approach or philosophy outlined in the accompanying Prospectus. The Advisor, through its sole portfolio manager and controlling person, David K. Schafer, will continue in its role as the Fund's investment manager in which it has served since the Fund's inception. As managing member of the LLC, the Advisor will perform all obligations of the LLC under the proposed new investment advisory arrangement between the Fund and the LLC. Moreover, the investment advisory fees payable by the Fund to the LLC under the new investment advisory arrangement are expected to remain the same.

        Under the LLC Agreement, Strong, together with its subsidiary, Strong Funds Distributors, Inc., is to act as distributor of the Fund and to pay for and provide marketing assistance, including designing, placing and paying for advertising and sales literature for the Fund. Strong is located in Milwaukee, Wisconsin and currently manages approximately $27 billion in equity and fixed income assets, including the Strong Family of Funds, a family of more than 30 diversified and non-diversified no-load mutual funds.

        A meeting of the Fund's shareholders is expected to be called and convened within the next several months for purposes of shareholder consideration of the revised investment advisory arrangement contemplated by the LLC Agreement, and a proxy statement more fully describing such arrangement, the LLC Agreement, and the other related issues will be sent to all Fund shareholders prior to such meeting.